Shareholders Equity	12 Months Ended
Sep. 30, 2023
Shareholders Equity
Shareholders' Equity

Note 10 - Shareholders’ Equity

Ordinary shares

On September 12, 2020, the authorized share capital of the Company was increased from 20,000,000 ordinary shares of $0.001 par value each to 200,000,000 ordinary shares of $0.001 par value each. On July 22, 2021, the authorized share capital of the Company was increased from 200,000,000 ordinary shares of $0.001 par value each to 600,000,000 ordinary shares of $0.001 par value each. On May 31, 2022, the Company consolidated its ordinary share at a ratio of one-for-twenty-five. On September 25, 2023, the Company consolidated its ordinary shares at a ratio of one-for-eight and, immediately following the share consolidation, the authorized share capital of the Company be increased from $2.5 million divided into 12.5 million ordinary shares of $0.20 par value each to $100 million divided into 500 million ordinary shares of $0.20 par value each, by creation of an additional 487.5 million ordinary shares of $0.20 par value each.

During the year ended September 30, 2022, the Company issued 30,000,000 ordinary shares at $0.20 per ordinary share for a gross proceed of $6,000,000 in February 2022. After share consolidation in May 2022 and September 2023, the issuance of 30 million ordinary shares was first retrospectively adjusted to 1.2 million ordinary shares and then 150,000 ordinary shares.

During the year ended September 30, 2023, the Company issued 21,052,632 ordinary shares at $0.38 per ordinary share for a gross proceed of $8,000,000 in July 2023. After share consolidation in September 2023, the issuance of 21,052,632 ordinary shares was retrospectively adjusted to 2,631,579 ordinary shares.

During the year ended September 30, 2023, 474,137 ordinary shares were issued for the redemption of $1.1 million convertible notes.

Share incentive plan

The Company established a pool for shares and share options for employees. This pool contains shares and options to purchase 1,168,000 ordinary shares, equal to 10% of the number of ordinary shares outstanding at the conclusion of the initial public offering. Subject to approval by the Compensation Committee of our Board of Directors, the Company may grant shares or options in any percentage determined for a particular grant. Any options granted will vest at a rate of 20% per year for five years and have a per share exercise price equal to the fair market value of one of ordinary shares on the date of grant. For the year ended September 30, 2021, 596,600 ordinary shares were issued to four employees and $805,410 was accounted as share-based compensation expense in general and administration expenses. As of September 30, 2022, the remaining ordinary shares available to be issued are 571,400 and, after the share consolidation on May 31, 2022, the remaining ordinary shares available to be issued are 22,856. As of September 30, 2023, after share consolidation on September 25, 2023, the remaining ordinary shares available to be issued are 2,857.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of September 30, 2023 and 2022, the balance of the required statutory reserves was $0.7 million and $1.2 million, respectively.